Exhibit 99.1

Investor Presentation November 2008

2 Safe Harbor Statement This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the anticipated financial performance, business prospects, new developments and similar matters of/relating to Interval Leisure Group, Inc. (“ILG”) and/or statements that use words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions. These forward-looking statements are based on management’s current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: changes in economic conditions generally and/or in the vacation ownership, vacation rental and/or travel industries, the ability of developers and consumers to access financing and service existing loans, the ability of ILG’s businesses to compete effectively, the ability of ILG’s businesses to maintain existing and secure new relationships with developers, exchange network members and other vacation property owners, ability to retain key personnel, shifts in travel demand for key travel destinations and/or any adverse impact on transportation to such destinations, the ability of ILG to successfully manage and/or expand its international operations, integration of historical and future acquisitions and the success of strategic arrangements, changes in the supply of available vacation rental accommodations due to ongoing renovations, the ability of ILG to secure additional financing and satisfy future capital needs and regulatory changes. Certain of these and other risks and uncertainties are discussed in ILG’s filings with the Securities and Exchange Commission, including in its Registration Statement on Form S-1 (Sec File No. 333-152699), as amended. Other unknown or unpredictable factors also could have a material adverse effect on ILG’s business, financial condition and results of operations. In light of these risks and uncertainties, these forward-looking statements may not occur. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of ILG management as of the date of this presentation. ILG does not undertake to update these forward-looking statements.

3 Management Representatives Craig Nash – Chairman, President and Chief Executive Officer Bill Harvey – Chief Financial Officer

4 Who We Are Second largest independent provider of vacation rental and property management services to vacationers and vacation property/hotel owners across Hawaii Leading provider of vacation ownership membership services to members and related services to resort developers

5 Jeanette E. Marbert – 24 years Chief Operating Officer Craig M. Nash – 26 years Chairman, President, Chief Executive Officer and Director John A. Galea – 8 years Chief Accounting Officer Victoria J. Kincke – 11 years General Counsel Marie A. Lee – 8 years Chief Information Officer ILG’s Proven, Experienced Management Team William L. Harvey Chief Financial Officer David C. Gilbert – 21 years Executive Vice President, Resort Sales and Marketing, Americas, Interval David R. Clifton – 6 years Managing Director – Europe, Middle East and Asia (EMEA), Interval Kelvin M. Bloom – 10 years President, ResortQuest Hawaii

Investment Highlights

Leading Provider of Membership and Leisure Services to the Vacation Industry

- Significant position in concentrated industry
- ~2MM members
- >2,400 resorts in over 75 countries participating in the Interval Network
- 28 offices worldwide

Longstanding Relationships with Leading Resort Developers and Managed Properties

- Strong relationships with quality-tier independent resort developers and branded hospitality companies
- Average tenure of 25 largest new member producing developers is 16 years
- Average tenure of managed property contracts is 15 years

Premium Positioning

- Favorable membership demographics
- Exclusive, multi-year affiliation agreements with Interval resort developers
- High quality vacation accommodations in premier leisure destinations

Robust Business Model

- Meaningful value proposition
- Historically resilient industry
- Financial stability in 2 prior downturns
- Recurring revenue
- Healthy margins
- Low CapEx

Seasoned Management Team

- Over 110 years of combined senior management experience with the Company
- Demonstrated ability to perform through prior economic downturns

Sources:
Company Management
State of the Vacation Timeshare Industry: United States Study, 2008 Edition, ARDA International Foundation

interval leisure group
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Company Overview

Overview of ILG

Interval Leisure Group	INTERVAL INTERNATIONAL (1) The Quality Vacation Exchange Network	RESORTQUEST HAWAII (2)
	Vacation Ownership Membership Services	**Vacation Rental / Property Management Services**
Revenue Generation	• Membership Fees • Transaction Fees • Other Services	• Property Management and Incentive Fees • Service Fees • Rental Transactions
Key Stats	• ~2MM Active Members • >2,400 Resorts in >75 countries	• ~4,500 Units in Hawaii • RQH Services ~50 Properties
Key Drivers	• Total Members • Revenue per Member	• Leisure Travel Demand • Inventory Availability
2008 YTD Revenue & EBITDA ($MM)	• Revenue $271.0 • EBITDA(3) $114.8	• Revenue $48.9 • EBITDA $7.8
Q3 Highlights 2008 Revenue & EBITDA ($MM)	• Revenue $85.5 • EBITDA(3) $34.0	• Revenue $15.2 • EBITDA $2.6

Notes:
(1) Interval includes Interval International and its related companies and licensee
(2) RQH includes ResortQuest Hawaii and ResortQuest Real Estate of Hawaii
(3) Includes incremental stand-alone and public company related costs of $1.7MM YTD and $1.2MM in Q3 interval leisure group.

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9 Major Milestones and Ownership Over 30 Years 1976 1988 1997 2002 2008 Founders LeagueStar PLC Willis Stein & Investment Group CUC USA Networks (IAC) 2008, ILG becomes standalone publicly-traded company • 1976, ILG (1) is founded in Miami, Florida • 2007, ILG acquires representative in South Pacific • 2005, Interval opens office in Dubai • 1980, First international office is established in Paris 1992 • 1995, Interval launches interactive website Note: (1) ILG, as used above before 2008, references predecessor companies of ILG • 1987, Interval launches the industry’s first membership upgrade program • 1990, Marriott affiliates its resort system with Interval’s exchange network • 1994, Hyatt affiliates and sources its backroom servicing to Interval • 1991, Westgate Resorts affiliates with Interval • 2000, Accor affiliates its Australian multiresort vacation club program with Interval • 2007, Interval expands relationship with Accor to Asia • 1999, Interval membership reaches record one-millionth consumer • 2007, ILG acquires ResortQuest Hawaii

10 ILG’s Global Presence 10

Developer Focused & Business-to-Business Member Services Direct to Consumer Partnership Ventures Business Segments ILG’s Service-Oriented Programs, Products and Brands

12 Interval’s exchange business provides programs and services designed to complement rather than compete with resort developer clients Resort Developer Vacation Ownership Member Introduction to Interval’s Vacation Exchange Business

13 Historical Vacation Ownership Industry Growth U.S. Vacation Ownership Industry Sales Growth 1.2 1.3 1.3 1.5 1.7 1.9 2.2 2.7 3.1 3.6 4.2 4.8 5.5 6.5 7.9 8.6 10.6 10.0 199019911992199319941995199619971998199920002001200220032004200520062007 13 .7 % CAGR ($Bn) 3 6 9 12 2002 2003 2004 2005 2006 2007 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Total Sales ($Bn) Sales Price ($) ’02-’07 CAGR Total Sales: 14.0% Sale Price: 7.7% Established Track Record of Growth Source: State of the Vacation Timeshare Industry: United States Study, 2008 Edition, ARDA International Foundation

14 ~ 180,200 Units 1,641 Resorts 2007 U.S. Industry Metrics Sales Volume ($Bn) $10.6 Number of Vacation Ownership Interests Sold ~ 551,500 Supported by The Participation of Premier Branded and Independent Resort Developers Vacation ownership has become a substantial profit contributor for branded lodging businesses – Marriott’s Timeshare Segment contributed 19% of income from continuing operations in 2007 and 13% for the first 9 months of 2008 – Starwood’s Vacation Ownership and Residential Segment contributed 22% of operating income in 2007 and 21% for the first 9 months of 2008 Sources: State of the Vacation Timeshare Industry: United States Study, 2008 Edition, ARDA International Foundation Q3 2008 and 2007 Financial Statements for Marriott and Starwood

15 Vacation Exchange Remains a Top Motivating Factor to Purchase a Timeshare 88% 82% 74% 73% 73% 68% 68% 67% 58% 58% 0% 25% 50% 75% 100% Overall Flexibility Quality Credibility External Exchange Internal Exchange Location Resort & Amenties Future Savings Potential to Own Sales Presentation Top 10 Purchase Motivations of Surveyed Vacation Ownership Buyers(1) Source: Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, ARDA International Foundation Note: (1) Represents an average of responses from surveyed consumers who purchased from developers or other sources

16 Interval Provides Value to Resort Developers, at a Low Cost Vacation ownership exchange offers an excellent value proposition to developers at a low cost – Developers typically include a one to three year Interval membership as part of the sale of a vacation ownership interest The low cost of purchasing a membership represents ~0.4% of a vacation ownership sales price Surveyed vacation ownership buyers report the ability to exchange within an external exchange network as a major motivating factor to purchase Product Cost Sales Commissions Marketing Costs (1) G&A Uncollectible Sales Interval Membership(2) Pre-Tax Margin Total % of Originated Sales Value (U.S. 2006) Sources: Financial Performance of the U.S. Timeshare Industry, 2007 Edition, ARDA International Foundation Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, ARDA International Foundation Company Management HOA & Other 25.5% 13.4% 30.0% 11.8% 100.0% 2.2% 0.4% 7.8% 8.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% (1) Notes: (2) Excludes any exchange membership enrollment fees (3) Assumes weighted average price of U.S. timeshare week of $17,620 in 2006 and basic 1-year membership ($64). In 2007, the weighted average price of U.S. timeshare week was $19,216 and basic 1- year membership was $69.

17 We have a Leading Position in Vacation Ownership Membership Services Interval and RCI are the largest players in the vacation ownership exchange market Exchange Affiliations (U.S. Only) Percentage of Resorts Responding Interval and/or RCI 99% Self-Administered 13% Other 6% No Exchange Affiliation <1% 2007 Operating Metrics Interval International RCI Exchange System Weeks Weeks and Points Vacation Ownership Member Households 1.96MM 3.6MM Resort Members >2,400 Resorts >4,000 Resorts Locations >75 Countries 100 Countries % Confirmed Vacations Online 26% Not Available Sources: State of the Vacation Timeshare Industry: United States Study, 2008 Edition, ARDA International Foundation Interval International 2008 Disclosure Statement Wyndham Worldwide Corp. 2007 10K

18 Interval RCI Median Household Income $108,200 $81,000 Household Income Exceeding $50,000 89% 82% Average Home Value $439,100 NA With Attractive Customer Demographics Baby Boomers, or individuals born between 1946 and 1964, dominate the vacation ownership base – Rising purchase interest is being exhibited by Generation X’ers, unmarried consumers, and other demographic segments such as African-Americans and Hispanics U.S. Interval membership base – Owns a home (of an average value of $439,100) – 35% own a second home, excluding their resort timeshare interest – Own 1.8 weeks of timeshare On average, Interval members travel 35 nights per year Sources: 2006 U.S. Membership Profile, Interval International Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, ARDA International Foundation Future Timeshare Buyers: 2007 Market Profile, Interval International

19 Growing Member Base ~2MM active members in 2008 High, Consistent Member Retention Rate In excess of 80% High, Stable Member Transactions Long-Term Developer Relationships Top 25 new member producing developers have an average tenure of 16 years Since 2003, more than 87% of Interval’s revenue is generated from recurring activities and is supported by strong underlying fundamentals(1) Predictable and Recurring Revenue Streams Note: (1) Recurring activities comprised of transaction revenue and membership fee revenue Sustained growth in average revenue per member

20 Business Overview Acquired by ILG in May 2007 Identified as the second largest independent player in the Hawaiian vacation rental and property management market Average tenure of contracts is 15 years Acquisition Benefits Created a strong presence in one of the highest demand vacation markets by capturing the fourth largest overall player in the state Cross-selling of high demand inventory to Interval’s customer base Leveraging activity desks at properties for lead generation purposes Room supply in the market has been decreasing primarily due to re-development of properties (condos / mixed-use) Introduction to RQH Business Sources: Company Management Hawaii Tourism Authority: Analysis of Trends in Supply, Hospitality Advisors LLC

21 Hawaiian Supply Mix 2004 Units Reductions Conversions New Builds 2010 Units % Growth Hotel 48,223 (3,225) – 1,151 46,149 (4) Condominium 13,898 – 2,051 2,863 18,812 35 Timeshare 5,921 – 451 2,965 9,337 58 Total 68,042 (3,225) 2,502 6,979 74,298 9 Vacation Rental and Property Management: Changing Supply Environment Multi-use and vacation ownership inventory growth has changed the Hawaiian vacation property mix, resulting in a tighter supply of hotel / condo-hotel properties Source: Hawaii Tourism Authority: Analysis of Trends in Supply, Hospitality Advisors LLC

22 Business / Product Diversification Online Business Development • IntervalWorld.com • RQH.com • Lead generation programs • Rental inventory direct-to consumers Value Proposition for Developers and Consumers Investment in International Markets • Asia expansion • Business development in additional international markets • Reservation servicing • Third-tier membership program (Platinum) • Specialty lodging – Vacation rental – Leisure services • Luxury fractional, private residence club, and condohotel membership program ILG Growth Initiatives

Financial Overview

24 Organic RQH acquisition closed May 31, 2007 Spin-Off Costs Additional expenses associated with incremental non-cash compensation, stand-alone and public company costs and interest expense on newly issued debt Will distort comparative EBITDA and net income growth rates through 2009 Interval RQH pass-through revenues, associated with staff employed to maintain and operate properties, approximate 50% of revenue Gross up results in margin dilution RQH Pass-Through Historically has experienced healthy margins Factors Driving Results Revenue Margins Acquisition Membership and transaction fees Strategic initiatives

25 Vacation Ownership Membership Services Business Model Key Recurring Revenue Drivers: – Active Member Count – Membership and Transaction Fees Total Interval Recurring Revenue = Total Membership Fee Revenue Total Transaction Revenue = Ancillary Member Revenue Average Revenue Per Member = + + Total Member Revenue Total (Average) Active Members Key == Company provided metric Calculated output . /

26 Historical Operating Metrics 2003 Interval International Total Active Members % Growth Average Revenue per Member % Growth RQH Available Room Nights RevPAR Interval Leisure Group Metrics by Segment 2004 2005 2006 (1) Transaction Revenue ($ 000s) 119,443 132,041 135,692 150,922 % Growth 10.5 2.8 2007 170,153 Membership Fee Revenue ($ 000s) 60,881 83,385 98,806 112,140 % Growth 123,469 CAGR (000s) 1,594 1,696 1,782 1,850 1,961 5.3 6.4 5.1 3.8 6.0 ($) 122.72 136.94 140.37 149.55 156.75 6.3 11.6 2.5 6.5 4.8 (000s) 955 ($) 127.14 Source: Company Management Notes: (1) Excludes pre-acquisition period January to May 2007 results 11.2 12.7 9.2 37.0 18.5 13.5 10.1 19.3

27 206.5 242.1 260.8 288.6 360.4 0 100 200 300 400 2003 2004 2005 2006 2007 ’ 03 – ’07 CAGR 14.9 % Source: Company Management Notes: (1) Includes RQH since its acquisition in May 2007 (2) Refer to Non-GAAP reconciliation in Appendix (3) Free cash flow calculated as cash flow from operations less Capex; refer to Appendix (4) Not presented Revenue ($MM) EBITDA(2) Historical Financial Data(1) ($MM) 60.8 85.1 106.7 122.5 145.5 0 25 50 75 100 125 150 2003 2004 2005 2006 2007 CapEx ($MM) 8.1 6.9 9.0 6.7 10.3 0 2 4 6 8 10 12 2003 2004 2005 2006 2007 86.1 99.7 115.3 0 25 50 75 100 125 150 2003 2004 2005 2006 2007 Free Cash Flow (3) ($MM) (4) (4) ’ 03 – ’07 CAGR 24.4%

28 Quarterly Operating Metrics 2007 Interval International Total Active Members 1,907 1,977 1,926 1,995 % Growth 3.7 3.6 Average Revenue per Member 43.85 46.80 39.41 42.08 % Growth 6.7 6.8 RQH Available Room Nights RevPAR Interval Leisure Group Metrics by Segment Source: Company Management Notes: (1) Excludes pre-acquisition period January to May 2007 results. Q2 2007 represents only June results 2008 2007 2008 396 135 402 147.89 126.68 109.95 (1) Transaction Revenue 50,714 57,548 43,048 47,522 % Growth 13.5 10.4 1,949 2,014 3.3 37.52 40.05 6.7 2007 2008 414 401 137.00 114.23 39,344 43,834 11.4 Membership Fee Revenue 29,945 32,497 30,527 34,058 % Growth 8.5 11.6 31,161 33,879 8.7 ($ 000s) ($ 000s) (000s) ($) (000s) ($) % Growth NA -16.6 % Growth NA -3.1 Q1 Q2 Q3

29 $86.4 $85.9 $96.0 $100.8 $103.2 $115.9 0 20 40 60 80 100 120 140 Q1 Q2 Q3 2007 2008 Revenue ($MM) EBITDA1 2007 vs. 2008 Quarterly Financial Data ($MM) $40.4 $35.7 $36.0 $36.6 $36.9 $49.1 0 10 20 30 40 50 60 Q1 Q2 Q3 2007 2008 Notes: (1) Includes incremental stand-alone and public company related costs of $1.7MM YTD and $1.2MM in Q3 CapEx ($MM) Free Cash Flow YTD ($MM) $1.6 $2.3 $3.0 $2.4 $3.2 $4.0 0 1 2 3 4 5 Q1 Q2 Q3 2007 2008 $90.2 $88.1 0 15 30 45 60 75 90 105 120 2007 2008

30 Capital Utilization Organic Growth Initiatives Acquisitions and Investments Shareholder Value Considerations

31 In Summary / Sector Comparison Business Model Industry Dynamics Target Market/ Product Defining Business Characteristics ILG Security Exchanges Payment Processors Timeshare/ Lodging Online Travel High barriers to entry Attractive baby boomers target market Leisure driven spend Creates liquidity Membership based/ Recurring revenue Healthy margin Minimal working capital Low CapEx Limited competition Transactional Revenues

Appendix 32

33 Glossary of Terms EBITDA – Net income, excluding, if applicable (1) non-cash compensation expense, (2) depreciation, (3) amortization and impairment of intangibles, (4) goodwill impairments, (5) income tax provision, (6) minority interest in income of consolidated subsidiaries, (7) interest income and interest expense, and (8) other non-operating income and expense. The Company’s presentation of EBITDA may not be comparable to similarly-titled measures used by other companies. Free Cash Flow – Cash provided by operating activities less capital expenditures. Total Active Members – Active members of the Interval’s primary exchange network as of the end of the period. Active members are members in good standing that have paid membership fees and any other applicable charges in full as of the end of the period or are within the allowed grace period. Transaction Revenue – Transactional and service fees paid for exchanges, getaways, and reservation servicing. Average Revenue per Member – Membership fee revenue, transaction revenue and ancillary revenue, such as revenue related to insurance and travel related services provided to members for the applicable period, divided by the monthly weighted average number of active members during the applicable period. Pass-through Revenue – Represents the compensation and other employee-related costs directly associated with RQH’s management of the properties that are included in both revenues and cost of sales and that are passed on to the property owners without mark-up. Management believes presenting gross margin without these expenses provides management and investors a relevant period-over-period comparison. Available Room Nights – Number of nights available at RQH–managed vacation properties during the period. Gross Lodging Revenue – Total room revenue collected from all RQH-managed occupied rooms during the period. RevPAR – Gross Lodging Revenue divided by Available Room Nights during the period.

34 Non GAAP Reconciliation Interval Leisure Group ($MM) 2003 2004 2005 2006 2007 Net Income 14.9 $ 31.7 $ 49.2 $ 58.0 $ 71.1 $ Non-cash compensation expense 1.8 1.7 1.3 3.3 3.6 Depreciation expense 9.3 8.5 7.4 7.8 8.4 Amortization expense of intangibles 25.2 25.2 25.2 25.2 26.9 Income tax provision 9.6 20.0 29.2 35.9 45.0 Minority interest in income of consoldiated subsidiaries - - - - - Interest income (1.7) (3.9) (6.5) (8.9) (10.3) Interest expense 2.0 1.2 0.6 0.4 0.2 Other non operating (income) expense (0.3) 0.6 0.3 0.8 0.6 EBITDA 60.8 $ 85.1 $ 106.7 $ 122.5 $ 145.5 $ Net cash provided by operating activities 95.0 $ 106.4 $ 125.6 $ Capital Expenditures (9.0) (6.7) (10.3) Free Cash Flow 86.1 $ 99.7 $ 115.3 $

Non GAAP Reconciliation (Quarterly) Interval Leisure Group ($MM) Q1 Q2 Q3 Q1 Q2 Q3 Net Income 21.1 $ 17.4 $ 16.5 $ 24.8 $ 19.5 $ 12.5 $ Non-cash compensation expense 0.4 1.0 0.9 1.4 1.7 3.8 Depreciation expense 1.9 2.0 2.2 2.2 2.4 2.5 Amortization expense of intangibles 6.3 6.3 7.9 6.5 6.5 6.5 Income tax provision 13.2 10.8 11.1 15.6 11.9 11.0 Minority interest in income of consoldiated subsidiaries - - - - - - Interest income (2.6) (2.6) (2.4) (2.0) (5.2) (3.7) Interest expense - 0.1 - 0.1 0.1 5.4 Other non operating (income) expense 0.1 0.7 (0.2) 0.5 - (1.4) EBITDA 40.4 $ 35.7 $ 36.0 $ 49.1 $ 36.9 $ 36.6 $ 2007 2008 Net cash provided by operating activities 97.1 $ 97.7 $ Capital Expenditures (6.9) (9.6) Free Cash Flow 90.2 $ 88.1 $ Nine Months Ended September 30 2007 2008 35

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